UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2007 (September 30, 2007)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective September 30, 2007, Chemtura Corporation entered into an amendment No. 1 dated as of September 30, 2007 to the Amended and Restated Credit Agreement dated as of July 31, 2007 (“Credit Agreement”), with its lenders that amended Section 5.03(b) (Interest Coverage Ratio) by changing the required ratio of Consolidated EBITDA of the Company and its subsidiaries to Interest Expense of the Company and its subsidiaries on September 30, 2007 and December 31, 2007 from 4.50:1.00 to 4.25:1.00.

A copy of Amendment No. 1 to the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

*  *  *

(d)	Exhibits.

	Exhibit Number	Exhibit Description
	10.1	Form of Amendment No. 1 to the Amended and Restated Credit Agreement by and among Chemtura Corporation, various lenders and Citibank, N.A., as Agent, dated as of July 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By:	/s/ Barry J. Shainman
Name: Barry J. Shainman
Title: Vice President and Secretary

Date:  November 5, 2007

Exhibit Index

Exhibit Number	Exhibit Description
10.1	Form of Amendment No. 1 to the Amended and Restated Credit Agreement by and among Chemtura Corporation, various lenders and Citibank, N.A., as Agent, dated as of July 31, 2007